FLUENT

(Nasdaq: FLNT) Investor Presentation

May, 2023

Forward-looking statements safe harbor

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements speak only as of the date hereof and are based on the Company's current plans and expectations. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of known and unknown uncertainties and risks, many of which are beyond the Company's control.

These factors include those contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 9, 2022 ("2021 Form 10-K") including without limitation, those discussed in Item 1A. "Risk Factors" in Part IA. of the 2021 Form 10-K, and other filings we make with the Securities and Exchange Commission (the "SEC"). You are cautioned not to place undue reliance on forward-looking statements when evaluating the information presented herein, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the Unites States, or "GAAP." We present non-GAAP measures, such as Media Margin and Adjusted EBITDA and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

Vision

Accelerating growth for the world's leading brands by helping consumers discover and decide.

Purpose

Building and optimizing connections at the center of discovery.

Over 12 years of experience

Helping leading brands acquire new customers across the omnichannel marketing journey

- Enabling 500+ brands and partners across multiple verticals growth their consumer base.
- 25M MAU across our digital media portfolio with audiences in the US, UK, CA & AU
- 262 employees. Offices in New York, Toronto, Kansas City & Florida.
- Established in 2010. Nasdaq: FLNT. Founders hold senior management positions.



SBUX
amazon
AMZN
FLUENT
Nasdaq
FLNT
NasdaqListed

FLUENT

Fluent performance platform

Leader in data-driven digital marketing solutions

Attract and engage consumers
to our digital properties
via media channels

Brands across verticals,
offering pay-for-performance
(CPA, CPL, CPI)


Income
$95K
Occupation
Nurse
Married
Parent
1 Child
Age
32yo
Flash Rewards
the smartwallet
policy savings
FindDreamJobs
FLUENT
Marketplace
Retail
Subscription
& More!
Mobile Apps & Gaming
Streaming

Fluent Platform

Tech + Analytics + CRM

Proprietary platform built on machine learning and data
supports growth of all verticals

Fluent's diversified client base

- Financial products and services
- Media and Entertainment
- Health & Life Sciences
- Staffing & Recruitment
- Retail & CPG
- Other



FLUENT



Consumer centric
41% increase in consumer relationships YoY

Vertical agnostic
100% growth in Top 10 clients in 2022
ranging from media & entertainment to pharmaceutical

Omnichannel marketing offering

Enabling consumers to earn, win and save

Registration
Consumers opt-in to share PII

Survey
Answer questions to better define their interests

Offer
Targeted offers from key brands lead to engagement


$750 to your PayPal Account
$750
PayPal
Do you like to shop online?
Yes
No
Registration required.
$750
PayPal
Please fill out the basics.
Do you enjoy playing games on your phone?
YES
NO
SOMETIMES
CLAIM DEAL
Coin Master
CLAIM DEAL
Stash

10M+
Monthly active users

129%
Increase YoY in gift card redemption

Example: Consumer User Experience

FLUENT

Digital Marketing to become increasingly more ***Performance Driven***

INSIDER INTELLIGENCE | eMarketer

Digital will account for 71.8% of US media ad spend this year, up 16 percentage points from 2019—and growing

Forbes

Every Company Is Now A Digital Marketing Company – Whether It Wants To Be Or Not

DIGIDAY

'More pressure on performance': Recession fears have advertisers aiming for conservative budgets, needing more hand-holding

Fluent at the forefront of Market Opportunity

FLUENT

Digital ad spending
2020-24
Billions



$300
$250
$200
$150
$100
$50
$0
+16.3% CAGR
20
21
22
23
24

Source: eMarketer, March 2021

Industry revenue by pricing model
CPM Hybrid Performance



0.5%
32.4%
67.1%

Note: Totals may not equal 100% due to rounding
Source: IAB/PwC Internet Ad Revenue Report FY 2022

Fluent's business
100% Performance



72%
CPA

FLUENT

Strategic Growth

Brands + Advertisers

Increase Our Reach

- Develop a Performance Marketing package to build awareness to C-level marketers
- Focus efforts on specific verticals to leverage our new unlocked consumer audiences

Develop Our Platform

- Expand product strategy toward key verticals; Mobile Gaming, Streaming, Subscription and QSR Loyalty
- Leverage data as backbones for increased performance and increased conversions

Strengthen Performance Marketplace

- Become the competitor to beat through increased tech access for marketers

Consumer Audience

Increase Our Reach

- Introduce new media channels and platforms
- Expand traffic sources to bring in net new users
- Extend into new markets + demographics

Develop Our Platform

- Leverage consumer Insights for better targeting
- Enhance our proprietary analytics + technology stack for enhancing conversions with predictive models

Strengthen Performance Marketplace

- Increase inventory for better consumer personalization
- Higher engagement

Quality Consumer Experience Leads to Better Outcomes

Traffic quality initiative

- Started in 2021 to drive deeper relationships with our consumers.
- Shifting from higher volume to a quality-based approach.
- Shedding lower-quality affiliate traffic, currently in a net rebuild.
- Investing (via near-term revenue) to achieve our strategic vision and position Fluent as an industry leader.

Rapidly evolving industry landscape

- Consumers: Seeking higher quality digital experiences.
- Marketers: Demanding more effective & sustainable solutions.
- Regulators: Legislating for consumer privacy protection.

Long-term strategic opportunity

- Significant, sustainable growth.
- Enhance Fluent's brand equity with clients.
- Build enterprise value for stakeholders.


Higher client ROI
Increased pricing
Reinvest in media sourcing
Consumer satisfaction
Higher conversion rates
FLUENT

Revenue (1)

FLUENT



Annual:
($mil.)
$182.6
$211.7
$250.3
$281.7
$310.7
$329.3
$361.1
+12.0% CAGR – FY 2016-2022
2016
2017 (1)
2018
2019
2020
2021
2022



Quarterly:
($mil.)
Fluent Acquired by IDI, Inc. (12/8/15)
Acquired Q-Interactive (6/8/16)
Name changed to Cogint, Inc. (from IDI) (9/26/16)
Red Violet Spin-off (3/26/18)
Name changed to Fluent, Inc. (from Cogint) (4/16/18)
Acquired AdParlor (7/1/19)
Acquired 50% of Winopoly (4/1/20)
Acquired 100% of Winopoly (9/7/21)
Acquired True North (1/22)
$38.4
$40.0
$51.0
$53.2
$49.2
$51.0
$54.9
$56.5
$56.0
$56.9
$66.5
$70.8
$66.5
$70.6
$64.6
$80.0
$78.9
$71.5
$78.3
$82.0
$70.2
$73.4
$85.9
$99.8
$89.1
$98.4
$89.0
$84.7
$77.3
(1)
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

(1) Represents the portion of revenue by IDI/Cogint attributable to Fluent's business retained following the Red Violet Spin-off.

Media Margin (1)

FLUENT

Annual:

($mil.)



$52.2
$68.9
$92.2
$93.6
$110.4
$100.4
$110.0
+13.2% CAGR – FY 2016-2022
2016
2017
2018
2019
2020
2021
2022

Quarterly:

($mil.)



$10.9
$11.4
$13.1
$16.8
$15.2
$15.7
$18.3
$19.7
$19.3
$22.0
$25.8
$25.1
$23.1
$22.9
$21.3
$26.3
$23.9
$24.8
$29.7
$32.0
$24.9
$20.1
$24.2
$31.2
$25.9
$32.3
$28.1
$23.7
$22.0
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

(1) For the definition of Media Margin and a reconciliation to Gross Profit (exclusive of depreciation and amortization), its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.

Adjusted EBITDA (1)

FLUENT

Annual:

($mil.)



$32.5
$44.1
$34.7
$41.2
$23.1
$22.7
2017
2018
2019
2020
2021
2022

Quarterly:

($mil.)



$6.7
$7.1
$7.9
$10.7
$9.6
$10.9
$12.4
$11.1
$9.1
$9.7
$4.3
$11.5
$9.0
$9.4
$11.6
$11.1
$4.7
$1.9
$6.4
$10.2
$4.8
$9.4
$5.9
$2.7
$0.4
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

(1) For the definition of Adjusted EBITDA and a reconciliation from net (loss) income from continuing operations, its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.

Note: Historical Adjusted EBITDA reported and reconciled from 2017 onward.

Balance Sheet Summary

As of 3/31/2023

FLUENT

Asset	$M	Liabilities & S/H Equality	$M
Cash	$26.6	Current Liabilities	$48.4
Other Current Assets	$63.6	Current Portion LT Debt	$5.0
PP&E	$0.9	Long-Term Debt, Net[1]	$34.4
Goodwill & Intangibles	$57.0	Other Long-Term Liabilities	$3.7
Other Long-term Assets	$6.4	Shareholders' Equity	$63.0
Total Assets	**$154.5**	**Total Liabilities & Shareholders' Equity**	**$154.5**

(1) Long-term portion of Credit Facility Term Loan due 2026 (less unamortized discount and financing costs of $596K).
The opening interest rate of the New Credit Facility was 2.50% (LIBOR +2.25%) and as of March 31, 2023, the interest rate increased to 7.16% (Term SOFR + 0.1% + 2.25%)

Investment Highlights

FLUENT

Leading digital performance marketplace	• 500+ advertiser clients • 1.2MM billable actions daily
Massive market opportunity	• $150+ Bil. US digital ad spend • Accelerating shift to digital and performance • CMO need for measurable ROAS ➡ demand for true "performance" marketing
Competitive Advantages	• Expansive reach with omnichannel marketing permissions • Large, proprietary database – 1st-party user insights and preferences • Proprietary analytics, ad serving and direct marketing technologies
Leverageable business model	• Scalable platform ➡ enables expansion into new markets and client verticals • High incremental margins – leverageable operating base
Strong Financial profile	• FY2016–2021 CAGRs of 12.5% revenue, 14% media margin[1] • Robust conversion of Adj. EBITDA to cash flow from operations • Solid balance sheet

(1) For the definition of Media Margin and a reconciliation to Gross Profit (exclusive of depreciation and amortization), its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.

Appendix

Reconciliations

Non-GAAP Financial Measures

FLUENT

Forward-Looking Statements Safe Harbor

We present the Non-GAAP measures media margin and adjusted EBITDA as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Media margin is defined as that portion of gross profit (exclusive of depreciation and amortization) reflecting variable costs paid for media and related expenses and excluding non-media cost of revenue. Gross profit (exclusive of depreciation and amortization) represents revenue minus cost of revenue (exclusive of depreciation and amortization). Media margin, as so defined, is a measure of the efficiency of the Company's operating model. We use media margin as a primary metric to measure the financial return on our media and related costs, specifically to measure the degree by which the revenue generated from our digital marketing services exceeds the cost to attract the consumers to whom offers are made through our services. Media margin is used extensively by our management to manage our operating performance, including evaluating operational performance against budgeted media margin and understanding the efficiency of our media and related expenditures. We also use media margin for performance evaluations and compensation decisions regarding certain personnel.

Adjusted EBITDA is defined as net (loss) income excluding (1) income taxes, (2) interest expense, net, (3) depreciation and amortization, (4) share-based compensation expense, (5) loss on early extinguishment of debt, (6) accrued compensation expense for Put/Call Consideration, (7) goodwill impairment, (8) write-off of intangible assets, (9) acquisition-related costs, (10) restructuring and other severance costs, and (11) certain litigation and other related costs. Adjusted EBITDA, as so defined, is another primary metric by which we evaluate the operating performance of our business, on which certain operating expenditures and internal budgets are based and by which, in addition to media margin and other factors, our senior management is compensated. The first three adjustments represent the conventional definition of EBITDA, and the remaining adjustments are items recognized and recorded under GAAP in particular periods but might be viewed as not necessarily coinciding with the underlying business operations for the periods in which they are so recognized and recorded. These adjustments include certain litigation and other related costs associated with legal matters outside the ordinary course of business, including costs and accruals related to the Tax Department, NY AG and FTC matters. Items are considered one-time in nature if they are non-recurring, infrequent or unusual and have not occurred in the past two years or are not expected to recur in the next two years, in accordance with SEC rules.

Media margin and adjusted EBITDA are non-GAAP financial measures with certain limitations regarding their usefulness. They do not reflect our financial results in accordance with GAAP, as they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these metrics are not indicative of our overall results or indicators of past or future financial performance. Further, they are not financial measures of profitability and are neither intended to be used as a proxy for the profitability of our business nor to imply profitability. The way we measure media margin and adjusted EBITDA may not be comparable to similarly titled measures presented by other companies and may not be identical to corresponding measures used in our various agreements.

Media Margin Reconciliation

FLUENT

($ in millions)	2020					2021					2022					2023
Reconciliation of media margin from gross profit (exclusive of depreciation and amortization):	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenue	78,934	71,509	78,280	81,996	310,719	70,171	73,377	85,858	99,844	329,250	89,063	98,361	89,046	84,664	361,134	77,254
Less: Cost of revenue (exclusive of depreciation and amortization)	56,624	49,007	52,771	56,733	215,135	50,990	56,605	63,783	72,338	243,716	67,562	70,026	65,270	64,629	267,487	58,272
Gross Profit (exclusive of depreciation and amortization)	**22,310**	**22,502**	**25,509**	**25,263**	**95,584**	**19,181**	**16,772**	**22,075**	**27,506**	**85,534**	**21,501**	**28,335**	**23,776**	**20,035**	**93,647**	**18,982**
Gross Profit (exclusive of depreciation and amortization) % of revenue	**28.3%**	**31.5%**	**32.6%**	**30.8%**	**30.8%**	**27.3%**	**22.9%**	**25.7%**	**27.5%**	**26.0%**	**24.1%**	**28.8%**	**26.7%**	**23.7%**	**25.9%**	**24.6%**
Non-media cost of revenue[1]	1,603	2,312	4,173	6,749	14,837	5,690	3,363	2,088	3,702	14,843	4,449	3,974	4,290	3,679	16,352	2,981
Media margin	**$23,913**	**$24,814**	**$29,682**	**$32,012**	**$110,421**	**$24,871**	**$20,135**	**$24,163**	**$31,208**	**$100,377**	**$25,950**	**$32,309**	**$28,066**	**$23,714**	**$110,039**	**$21,963**
Media margin % of revenue	**30.3%**	**34.7%**	**37.9%**	**39.0%**	**35.5%**	**35.4%**	**27.4%**	**28.1%**	**31.3%**	**30.5%**	**29.1%**	**32.8%**	**31.5%**	**28.0%**	**30.5%**	**28.4%**

($ in millions)	2017					2018					2019				
Reconciliation of media margin from gross profit (exclusive of depreciation and amortization):	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue	49,194	51,031	54,942	56,523	211,690	55,989	56,935	66,535	70,821	250,280	66,561	70,560	64,552	80,011	281,684
Less: Cost of revenue (exclusive of depreciation and amortization)	34,851	36,042	37,780	37,709	146,382	37,619	35,757	41,743	46,440	161,559	44,829	49,133	44,568	55,905	194,435
Gross Profit (exclusive of depreciation and amortization)	**14,343**	**14,989**	**17,162**	**18,814**	**65,308**	**18,370**	**21,178**	**24,792**	**24,381**	**88,721**	**21,732**	**21,427**	**19,984**	**24,106**	**87,249**
Gross Profit (exclusive of depreciation and amortization) % of revenue	**29.2%**	**29.4%**	**31.2%**	**33.3%**	**30.9%**	**32.8%**	**37.2%**	**37.3%**	**34.4%**	**35.4%**	**32.6%**	**30.4%**	**31.0%**	**30.1%**	**31.0%**
Non-media cost of revenue[1]	873	709	1,100	889	3,571	1,956	1,864	2,570	3,215	9,605	1,361	1,475	1,323	2,182	6,341
Media margin	**$15,216**	**$15,698**	**$18,262**	**$19,703**	**$68,879**	**$20,326**	**$23,042**	**$27,362**	**$27,596**	**$98,326**	**$23,093**	**$22,902**	**$21,307**	**$26,288**	**$93,590**
Media margin % of revenue	**30.9%**	**30.8%**	**33.2%**	**34.9%**	**32.5%**	**36.3%**	**40.5%**	**41.1%**	**39.0%**	**39.3%**	**34.7%**	**32.5%**	**33.0%**	**32.9%**	**33.2%**

Adjusted EBITDA Reconciliation

FLUENT

($ in millions)	2020					2021					2022					2023
Reconciliation of net (loss) income to Adjusted EBITDA:	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Net (loss) income	$408	$452	$1,169	$178	$2,207	($6,258)	($5,179)	($2,452)	$3,830	($10,059)	($2,013)	($56,944)	$3,113	($67,488)	($123,332)	($31,943)
Income taxes	-	-	65	757	822	(1)	-	-	247	246	-	5,122	(3,003)	(343)	1,776	101
Interest expense, net	1,532	1,333	1,317	1,168	5,350	1,008	427	405	344	2,184	384	430	517	634	1,965	689
Depreciation and amortization	3,733	3,853	3,906	3,810	15,302	3,373	3,366	3,200	3,231	13,170	3,307	3,332	3,398	3,177	13,214	2,359
Loss on early extinguishment of debt	-	-	-	-	-	2,964	-	-	-	2,964	-	-	-	-	-	-
Write-off of long-lived assets, Goodwill impairment	-	817	-	1	818	-	199	144	11	354	128	55,400	-	55,727	111,255	25,700
Loss on disposal of property and equipment	-	-	-	-	-	-	-	-	-	-	-	21	(2)	-	19	-
Accrued compensation expense for Put/Call Consideration	-	530	654	591	1,775	1,746	881	586	-	3,213	-	-	-	-	-	-
Share-based compensation expense	2,397	1,281	1,170	546	5,394	1,231	1,201	1,145	1,184	4,761	988	863	801	1,440	4,092	1,061
Acquisition-related costs	47	15	89	22	173	-	500	2,906	891	4,297	558	579	536	574	2,247	623
Restructuring and certain severance costs	-	-	565	50	615	-	97	133	-	230	-	38	-	376	414	480
Certain litigation and other related costs	907	1,115	2,671	4,022	8,715	668	359	295	486	1,808	1,402	596	504	8,577	11,079	1,378
Adjusted EBITDA	**$9,024**	**$9,396**	**$11,606**	**$11,145**	**$41,171**	**$4,731**	**$1,851**	**$6,362**	**$10,224**	**$23,168**	**$4,754**	**$9,437**	**$5,864**	**$2,674**	**$22,729**	**$448**
Revenue	78,934	71,509	78,280	81,996	310,719	70,170	73,378	85,858	99,844	329,250	89,063	98,361	89,046	84,664	361,134	77,254
Adjusted EBITDA % of revenue	11.4%	13.1%	14.8%	13.6%	13.3%	6.7%	2.5%	7.4%	10.2%	7.0%	5.3%	9.6%	6.6%	3.2%	6.3%	0.6%

Adjusted EBITDA Reconciliation (Contd.)

FLUENT

($ in millions)	2017					2018					2019				
Reconciliation of net (loss) income to Adjusted EBITDA:	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net (loss) income	($9,832)	($8,276)	($10,761)	($2,837)	($31,706)	($5,558)	$2,645	$4,462	$1,643	$3,192	$1,045	$715	($4,463)	$956	($1,747)
Income taxes	-	-	-	-	-	-	-	-	46	46	(35)	-	-	109	74
Interest expense, net	2,227	2,445	2,426	2,585	9,683	2,394	1,933	1,882	1,925	8,134	1,778	1,767	1,719	1,628	6,892
Depreciation and amortization	3,205	3,234	3,297	3,319	13,055	3,331	3,338	3,352	3,153	13,174	3,317	3,306	3,642	3,675	13,940
Non-cash loss on amendment of warrants	-	-	-	1,005	1,005	-	-	-	-	-	-	-	-	-	-
Write-off of long-lived assets, Goodwill impairment	3,626	-	-	-	3,626	-	-	-	1,517	1,517	-	-	280	145	425
Accrued compensation expense for Put/Call consideration	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Share-based compensation expense	6,854	8,094	10,508	5,669	31,125	6,648	2,614	2,593	2,826	14,681	2,275	2,954	2,790	2,322	10,341
Acquisition-related costs	-	1,144	1,799	482	3,425	417	140	119	-	676	-	448	-	35	483
Restructuring and certain severance costs	668	505	675	269	2,117	2,322	269	-	-	2,591	110	250	-	1,596	1,956
Certain litigation and other related costs	-	-	3	199	202	46	-	-	-	46	489	227	375	1,044	2,135
One-time items [1]	-	-	-	-	-	-	-	-	-	-	168	-	-	17	185
Adjusted EBITDA	**$6,748**	**$7,146**	**$7,947**	**$10,691**	**$32,532**	**$9,600**	**$10,939**	**$12,408**	**$11,110**	**$44,057**	**$9,147**	**$9,667**	**$4,343**	**$11,527**	**$34,684**
Revenue	49,194	51,031	54,942	56,523	211,690	55,989	56,935	66,535	70,821	250,280	66,561	70,560	64,552	80,011	281,684
Adjusted EBITDA % of revenue	13.7%	14.0%	14.5%	18.9%	15.4%	17.1%	19.2%	18.6%	15.7%	17.6%	13.7%	13.7%	6.7%	14.4%	12.3%

Fluent, Inc. – Investor Relations
www.investors.fluentco.com
InvestorRelations@fluentco.com
(212) 785-0431

FLUENT